SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         Allegheny Ludlum Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         Allegheny Ludlum Corporation
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          ALLEGHENY LUDLUM CORPORATION
                               1000 SIX PPG PLACE
                      PITTSBURGH, PENNSYLVANIA 15222-5479

                                   NOTICE OF
                      1995 ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

                              FRIDAY, MAY 19, 1995
                           11:00 A.M. PITTSBURGH TIME
                        ROOM 1000 AUDITORIUM, 10TH FLOOR
                             TWO MELLON BANK CENTER
                             (UNION TRUST BUILDING)
                                435 FIFTH AVENUE
                            PITTSBURGH, PENNSYLVANIA

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE

Letter from the Chairman of the Board........................................  1
Notice of Annual Meeting of Shareholders.....................................  2
Proxy Statement..............................................................  3
     The Board of Directors..................................................  4
     Election of Directors...................................................  7
     Ratification of Selection of Independent Auditors....................... 10
     Other Information....................................................... 10
--------------------------------------------------------------------------------

                             [R.P.Simmons LETTERHEAD]

R. P. Simmons
Chairman of the Board

                                                                  March 14, 1995

Dear Shareholder:

     We are pleased to invite you to attend Allegheny Ludlum's 1995 Annual Meeting to be held on Friday, May 19, in Pittsburgh, Pennsylvania. The meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement followed by reports on Company operations. I urge you to attend.

     If you plan to attend the meeting, please complete and return the enclosed postage-paid ticket request card. An admission ticket, which will expedite your admission to the meeting, will be mailed to you prior to the meeting.

     Whether you own few or many shares and whether or not you plan to attend the meeting, it is important that you vote your shares. Please promptly read the proxy statement and then complete, sign and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Directors' recommendations.

     We look forward to seeing as many of you as possible at the 1995 Annual Meeting.

                                          Sincerely,

                                          /s/  R. P. Simmons
                                          R. P. Simmons

                          ALLEGHENY LUDLUM CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1995

                               ------------------

     The Annual Meeting of the Shareholders of Allegheny Ludlum Corporation will be held on Friday, May 19, 1995 at 11:00 A.M., Pittsburgh Time, at the Room 1000 Auditorium, 10th Floor, Two Mellon Bank Center (Union Trust Building), 435 Fifth Avenue, Pittsburgh, Pennsylvania, for the following purposes:

          1. To elect four Class II directors to serve for a term of three years.

          2. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for fiscal year 1995.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 6, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors

                                                         /s/  Jon D. Walton
                                                         JON D. WALTON
                                                 Vice President-General Counsel
                                                         and Secretary

Dated: March 14, 1995

YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                          ALLEGHENY LUDLUM CORPORATION
                               1000 SIX PPG PLACE
                           PITTSBURGH, PA 15222-5479

                                PROXY STATEMENT

     This proxy statement and the accompanying proxy card are being mailed beginning on or about March 14, 1995 to shareholders in connection with the solicitation of proxies by the Board of Directors of Allegheny Ludlum Corporation (the "Company") for use at the 1995 Annual Meeting of Shareholders to be held on May 19, 1995.

     Shareholders whose names appeared of record on the books of the Company at the close of business on March 6, 1995 are entitled to notice of and to vote at the meeting. On the record date for the meeting, there were 70,561,703 shares of Common Stock of the Company outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the meeting. Shares can be voted at the meeting only if the shareholder is present in person or is represented by proxy.

     When your proxy card is returned properly signed, the shares represented will be counted for quorum purposes and will be voted in accordance with your instructions. You can specify your choices by marking the appropriate boxes on the proxy card. Unless contrary instructions are indicated on your proxy card, the shares will be voted as recommended by the Board of Directors. You may revoke your proxy, by written notice to the Company's Secretary, at any time before it is voted at the meeting.

     Your vote is important; therefore, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may still vote by ballot at the meeting which will automatically cancel any previously given proxy card. If you are planning to attend the meeting in person, please complete and return the enclosed postage-paid ticket request card promptly so that we can mail your admission ticket. Shareholders without admission tickets will be admitted upon verification of ownership.

     Proxy cards, ballots and voting tabulations that identify individual shareholders are normally available for examination only by the Judge of Election, the Company's Secretary and certain employees associated with processing proxy cards and tabulating the vote. The Company does not disclose the vote of any shareholder except as may be necessary to meet legal requirements.

     The trustee of Allegheny Ludlum's Retirement Savings Plan, the Savings and Security Plan of the Company's Tubular Products Division, the Savings and Security Plan of the Company's Special Materials Division and the Personal Retirement Account Plan (collectively, the "Company's Savings Plans") has the sole right to exercise all rights relating to Common Stock held for participants in such Plans. Participants have the right, however, to direct the trustee as to the manner in which voting and other rights will be exercised with respect to the full number of shares of Common Stock allocated to their accounts and shown on the voting instruction cards which they will receive from the Plan Administrator. The trustee will vote shares for which no participant instructions are received in the same proportion as shares for which participant instructions have been received. The trustee will exercise its sole discretion in voting or not voting fractional shares.

     If a shareholder is a participant in the Company's Automatic Dividend Reinvestment Service for Shareholders, the proxy card represents the number of full shares in the participant's dividend reinvestment service account on the record date, as well as shares registered in the participant's name.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made primarily by mail or by facsimile, but employees of the Company may solicit proxies personally or by telephone.

     Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. Shares represented by a duly completed proxy card submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals (sometimes referred to as "broker non-votes") unless it receives voting instructions from the beneficial owners of the shares. If a nominee holder fails to vote a beneficial owner's shares on a particular proposal, the shares will not be counted as having been voted for or against the proposal.

     The Company's fiscal year ends on the Sunday nearest to December 31 in each year. References in this proxy statement to fiscal years 1994, 1993 and 1992 mean, respectively, the fiscal years ended January 1, 1995, January 2, 1994, and January 3, 1993.

                             THE BOARD OF DIRECTORS

     The business and affairs of the Company are managed under the direction of the Board of Directors as provided in the By-Laws of the Company and the laws of the Commonwealth of Pennsylvania. The Board is not, however, involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussions with the Chairman of the Board, the Vice Chairman of the Board, the President and Chief Executive Officer and other members of senior management and the other officers and managers of the Company, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings. In fiscal year 1994, regular meetings of the Board were held seven times. Special meetings are scheduled when required; none was held in 1994. Attendance by directors at meetings of the Board and of committees averaged 97 percent.

     The Board of Directors presently consists of thirteen members, two of whom are employees of the Company. Under the By-Laws of the Company, the Board has the power to fix the number of directors and to fill vacancies from time to time by resolution, but there may not be fewer than three directors. No person may be serve as a director of the Company after he becomes seventy-one years of age, but a person who becomes seventy-one years of age may complete the term for which he was elected before he became seventy-one years of age.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established four standing committees: the Executive Committee, the Audit and Finance Committee, the Personnel and Compensation Committee, and the Technology and Information Systems Committee.

EXECUTIVE COMMITTEE

     The Executive Committee has broad powers to act on behalf of the full Board of Directors, subject to certain limitations set forth in the By-Laws. In practice, the Executive Committee acts when emergency issues or scheduling problems make it difficult to convene a meeting of all directors and on specific matters referred to the Committee by the Board of Directors. All actions taken must be reported at the Board's next meeting. The Executive Committee acted twice during fiscal year 1994. The members of the Executive Committee are

Richard P. Simmons, Arthur H. Aronson, Robert P. Bozzone, C. Fred Fetterolf, Thomas Marshall and Charles J. Queenan, Jr.

AUDIT AND FINANCE COMMITTEE

     The Audit and Finance Committee is comprised of four directors, none of whom is an officer or employee of the Company.

     Among its principal audit functions, the Committee:

         Recommends to the Board of Directors the appointment of the independent accountants for the coming year.

         Reviews the scope, general extent and proposed fees of the annual audit plan and other activities of the independent accountants and the audit plan of the internal auditors.

         Reviews with management and the independent accountants, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure principles.

         Evaluates the effectiveness of the Company's internal and external audit efforts, accounting and financial controls, policies and procedures and business ethics policies and practices through a review of reports by, and at regular meetings with, the internal and external auditors and with management, as appropriate.

     Among its principal finance functions, the Committee:

         Reviews and evaluates proposed bank credit agreements and other major financial proposals.

         Reviews and evaluates Company relationships with banks and other financial institutions.

         Reviews and makes recommendations to the Board of Directors concerning policies with respect to dividends, capital structure and authorized stock.

     The independent auditors have full and free access to the Committee and meet with it, with or without management being present, to discuss all appropriate matters. The present members of the Audit and Finance Committee are Paul S. Brentlinger, C. Fred Fetterolf, W. Craig McClelland and James E. Rohr. The Committee met three times in fiscal year 1994.

PERSONNEL AND COMPENSATION COMMITTEE

     The Personnel and Compensation Committee is composed of Charles J. Queenan, Jr., C. Fred Fetterolf, Thomas Marshall and W. Craig McClelland, none of whom is an officer or employee of the Company. See the "Board Compensation Committee Report on Executive Compensation" at page 23. The Committee held six meetings during fiscal year 1994.

     Among its principal duties, the Committee:

         Makes recommendations to the Board of Directors concerning the membership of committees of the Board and general executive management organization matters.

         Makes recommendations to the Board of Directors concerning compensation and benefits for employees who are also directors of the Company, consults with the Chief Executive Officer on compensation and benefit matters relating to other executive officers, and makes recommendations to the Board of Directors concerning compensation policies and procedures relating to executive officers generally.

         Makes recommendations to the Board concerning policy matters relating to employee benefits and employee benefit plans.

         Administers the Company's formal incentive compensation plans, including the Performance Share Plan for Key Employees, the 1987 Stock Option Incentive Plan, the Stock Acquisition and Retention Plan, and the Director Share Incentive Plan.

TECHNOLOGY AND INFORMATION SYSTEMS COMMITTEE

     The Technology and Information Systems Committee is composed of Richard K. Pitler, Paul S. Brentlinger, George W. Tippins and Steven C. Wheelwright. It is concerned with the impact of technologies and information systems which do or could materially affect the success of the Company. The Committee is also responsible for assessing the technical and information systems capabilities of the Company and making recommendations to the Board of Directors concerning priorities, asset deployment or other matters relevant to the technical activities and information systems of the Company. The Committee also participates, along with other members of the Lounsberry Award Committee, in the selection of recipients of the Frank B. Lounsberry Award, which recognizes extraordinary achievements of employees in advancing the technological base of the Company relative to its strategic goals. The Committee held two meetings in fiscal year 1994.

COMPENSATION OF DIRECTORS

     In general, directors who are not employees of the Company are paid an annual fee of $22,000, $1,000 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of a committee of the Board on which they serve. In addition, each non-employee chairman of a committee is paid an annual fee of $2,000. In April 1994, the non-employee directors of the Company decided that they would not accept the annual and meeting fees that the Company would otherwise have paid to them during the labor strike called by the United Steelworkers of America on April 1, 1994, to indicate their support of the actions taken by management and to join the efforts to conserve cash. The strike continued for ten weeks.

     Each non-employee director also participates automatically in the Director Share Incentive Plan (the "Incentive Plan"). The Incentive Plan is intended as an incentive to encourage such directors to increase their stock ownership and proprietary interest in the Company and to continue as directors of the Company, as well as to attract individuals of outstanding ability to serve as non-employee directors of the Company. Under the Incentive Plan, on the first business day of each calendar year, each non-employee director becomes entitled to receive a number of shares of Common Stock (rounded to the nearest whole share) with a fair market value on such date equal to $5,000. Pursuant to this Plan, on January 3, 1994, each non-employee director received 209 shares of Common Stock.

     In order to continue to attract and retain outside directors of exceptional ability, the Company maintains a Fee Continuation Plan for Non-Employee Directors (the "Fee Continuation Plan"). Under the Fee Continuation Plan, benefits will be payable to a person who serves as a non-employee director for a period of five years or more and who retires from service as a director because of the age limitation established by the Company's By-Laws or because of death, disability or other circumstances specified in the Plan. The benefit will be an amount equal to the annual fee for directors in effect immediately prior to the participant's cessation of service as a director and will continue at the rate of one year of benefit for each year of the participant's credited service as a director (as defined in the Fee Continuation Plan) up to a maximum of ten years.

     Having retired as employees of the Company effective December 31, 1994 and August 1, 1994, respectively, Richard P. Simmons and Robert P. Bozzone became eligible as of those dates for compensation as non-employee directors under the arrangements described in the preceding paragraphs. Mr. Bozzone has agreed to provide consulting services to the Company as described on page 29.

                             ELECTION OF DIRECTORS
                             (ITEM A ON PROXY CARD)

     Pursuant to the Company's Restated Articles of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of the Board. The term of the Class II directors expires at the 1995 Annual Meeting of Shareholders. The terms of the Class III and Class I directors will expire at the 1996 and 1997 Annual Meetings of Shareholders, respectively. At each Annual Meeting the directors elected to succeed those whose terms expire are identified as being of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Shareholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

     The four incumbent Class II directors are nominees for election this year for a three-year term expiring at the 1998 Annual Meeting. In the election, the four persons who receive the highest number of votes actually cast will be elected. Broker non-votes will not be treated as votes cast. The proxies named in the proxy card intend to vote for the election of the four Class II nominees listed below unless otherwise instructed. If you do not wish your shares to be voted for a particular nominee, you must identify the exception in the appropriate space provided on the proxy card, in which event your shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxies may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     Shareholders may vote cumulatively in the election of directors, meaning that every shareholder has the right to multiply the number of votes to which the shareholder is entitled by the total number of directors to be elected and to cast the whole number of such votes for one nominee or distribute them among any two or more nominees. The persons named in the proxy cards will allocate the cumulated votes represented by the proxy cards in the manner they deem proper in their best judgment. A shareholder wishing to allocate the shareholder's vote in a particular manner must be present at the meeting and vote by ballot.

     The thirteen incumbent directors, including two current employees of the Company, have high level executive or professional experience in a wide variety of businesses or professions. A brief statement of the background of each nominee and each continuing Class III and Class I director, including their principal occupations during the past five years, is given on the following pages.

                    NOMINEES FOR DIRECTOR--TERM EXPIRES 1998
                                    CLASS II

PAUL S. BRENTLINGER                               Paul S. Brentlinger is a General Partner in Morgenthaler
General Partner,                                  Ventures, a venture capital group headquartered in
  Morgenthaler Ventures                           Cleveland, Ohio. He is also a director of Ferro Corporation.
Director since 1987                               Mr. Brentlinger is Chairman of the Audit and Finance
Age: 67                                           Committee and a member of the Technology and Information
                                                  Systems Committee.

THOMAS MARSHALL                                   Thomas Marshall is Chairman of Aristech Chemical
Chairman,                                         Corporation, a privately owned company engaged primarily in
  Aristech Chemical Corporation                   the manufacture of chemical and polymer products. He also
Director since 1988                               served as Chief Executive Officer of Aristech until October
Age: 66                                           1994. Mr. Marshall is a director of PNC Bank Corp. He is a member of the Executive Committee and of the Personnel and
                                                  Compensation Committee.

JAMES L. MURDY                                    James L. Murdy is Senior Vice President-Finance and Chief
Senior Vice President-Finance and                 Financial Officer of the Company. Mr. Murdy is also a
  Chief Financial Officer of the Company          director of United Meridian Corporation.
Director since 1988
Age: 56

CHARLES J. QUEENAN, JR.                           Charles J. Queenan, Jr. is a partner of Kirkpatrick &
Partner,                                          Lockhart, outside attorneys for the Company. Mr. Queenan is
  Kirkpatrick & Lockhart                          also a director of Crane Co., Fansteel, Inc. and Medusa
Director since 1980                               Corporation. He is Chairman of the Personnel and
Age: 64                                           Compensation Committee and a member of the Executive
                                                  Committee.

                    CONTINUING DIRECTORS--TERM EXPIRES 1996
                                   CLASS III

ROBERT P. BOZZONE                                 Robert P. Bozzone has been Vice Chairman of the Company
Vice Chairman of the Board                        since August 1994. Previously, he served as President of the
  of the Company                                  Company. He also served as Chief Executive Officer until
Director since 1981                               1990. Prior to that time, he served as Chief Operating
Age: 61                                           Officer of the Company. Mr. Bozzone is also a director of
                                                  DQE Inc., whose principal subsidiary is Duquesne Light
                                                  Company, an electric utility. Mr. Bozzone is a member of the
                                                  Executive Committee.

C. FRED FETTEROLF                                 C. Fred Fetterolf was President and Chief Operating Officer
Former President and Chief Operating Officer,     of Aluminum Company of America prior to 1991. He is also a
  Aluminum Company of America                     director of Mellon Bank Corporation, Union Carbide
Director since 1987                               Corporation, Praxair, Inc. and Quaker State Corporation. Mr.
Age: 66                                           Fetterolf is a member of the Executive Committee, of the
                                                  Audit and Finance Committee and of the Personnel and
                                                  Compensation Committee.

RICHARD P. SIMMONS                                Richard P. Simmons is Chairman of the Board of the Company.
Chairman of the Board of the Company              He was also Chief Executive Officer of the Company until
Director since 1980                               1990. Mr. Simmons is a director of PNC Bank Corp. and
Age: 63                                           Consolidated Natural Gas Co. He is Chairman of the Executive
                                                  Committee.

STEVEN C. WHEELWRIGHT                             Steven C. Wheelwright is a Professor of Business
Professor of Business Administration,             Administration at the Harvard University Graduate School of
  Harvard University                              Business Administration. He is also a director of TJ
Director since 1988                               International Corporation and Quantum Corporation.
Age: 51                                           Mr. Wheelwright is a member of the Technology and
                                                  Information Systems Committee.

                    CONTINUING DIRECTORS--TERM EXPIRES 1997
                                    CLASS I

ARTHUR H. ARONSON                                 Arthur H. Aronson has been President and Chief Executive
President and Chief Executive                     Officer of the Company since August 1994. Previously, he
  Officer of the Company                          served as Executive Vice President of the Company. He also
Director since 1990                               served as Chief Operating Officer from 1990 to August 1994.
Age: 59                                           Mr. Aronson is a member of the Executive Committee.

W. CRAIG MCCLELLAND                               W. Craig McClelland has been Chairman and Chief Executive
Chairman and Chief Executive Officer,             Officer of Union Camp Corporation, a manufacturer of paper
  Union Camp Corporation                          products, since July 1994. Prior to that time, he served as
Director since 1987                               President and Chief Operating Officer of Union Camp. He is
Age: 60                                           also a director of Union Camp Corporation, Quaker State
                                                  Corporation and PNC Bank Corp. Mr. McClelland is a member of the Audit and Finance Committee and of the Personnel and
                                                  Compensation Committee.

RICHARD K. PITLER                                 Richard K. Pitler performs private consulting work. At his
Former Senior Vice President and                  retirement in 1986, Dr. Pitler was Senior Vice President and
  Technical Director of the Company               Technical Director of the Company. He is Chairman of the
Director since 1981                               Technology and Information Systems Committee.
Age: 67

JAMES E. ROHR                                     James E. Rohr has been President of PNC Bank Corp. since
President,                                        1992. He also serves as President and Chief Executive
  PNC Bank Corp.                                  Officer of its Pennsylvania bank, PNC Bank, National
Director since 1988                               Association. Previously, Mr. Rohr held other executive
Age: 46                                           positions with the bank and the holding company. Mr. Rohr is also a director of PNC Bank Corp. and Sallie Mae (Student
                                                  Loan Marketing Association). He is a member of the Audit and
                                                  Finance Committee.

GEORGE W. TIPPINS                                 George W. Tippins is Chairman of Tippins Incorporated, a
Chairman,                                         privately owned company engaged primarily in the design,
  Tippins Incorporated                            engineering and construction of rolling mills for the steel
Director since 1980                               industry. Mr. Tippins is a member of the Technology and
Age: 69                                           Information Systems Committee.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (ITEM B ON PROXY CARD)

     Ernst & Young LLP has served as independent auditors for the Company since 1980. The Board of Directors believes that Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors; therefore, it has selected that firm as independent auditors for fiscal year 1995. The proposal to ratify the selection of Ernst & Young LLP will be approved by the shareholders if it receives the affirmative vote of a majority of the votes actually cast by shareholders entitled to vote on the proposal. If your proxy card is specifically marked as abstaining from voting on the proposal, your shares will not be counted as having been voted for or against the proposal. If the shareholders do not ratify the selection of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Board. It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF
          THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                   OTHER BUSINESS TO COME BEFORE THE MEETING

     In addition to the matters described above, there will be addresses by Richard P. Simmons, Chairman of the Board of the Company, and by Arthur H. Aronson, President and Chief Executive Officer of the Company, and a general discussion period during which the shareholders will have an opportunity to ask questions about the Company and its business.

     The Company knows of no business which may be presented for consideration at the Annual Meeting other than as indicated in the Notice of Annual Meeting. If any other business should properly come before the meeting, the persons designated as proxies in the proxy cards have discretionary authority to vote in accordance with their best judgment.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Company, as of March 1, 1995, no person or group owned beneficially more than five percent of the outstanding Common Stock of the Company except:

                                          AMOUNT AND NATURE
         NAME AND ADDRESS OF                OF BENEFICIAL       PERCENT OF
           BENEFICIAL OWNER                   OWNERSHIP            CLASS
Mr. and Mrs. Richard P. Simmons             16,350,932(a)(b)        23.2%
1000 Six PPG Place
Pittsburgh, PA 15222

Robert P. Bozzone                            5,798,924(a)(c)         8.2
1000 Six PPG Place
Pittsburgh, PA 15222

J.P. Morgan & Co., Incorporated              9,741,132(d)           13.8
60 Wall Street
New York, NY 10260

Pioneering Management Corporation            3,956,500(e)            5.6
60 State Street
Boston, MA 02109-1820

(a) Includes shares held by the trustee under the savings part of the Retirement Savings Plan (described on page 17) for the account of the named person as of December 31, 1994.

(b) Mr. and Mrs. Simmons own 16,293,518 shares jointly. Mr. Simmons has the sole power to direct the voting of the jointly-owned shares, and Mr. and Mrs. Simmons share the power to direct the disposition of such shares. In addition, Mr. Simmons owns 14,000 shares; Mrs. Simmons disclaims any beneficial ownership of such shares. Mrs. Simmons also owns 15,000 shares; Mr. Simmons disclaims any beneficial ownership of such shares. Does not include 245,000 shares owned by the R.P. Simmons Family Foundation. Mr. and Mrs. Simmons disclaim any beneficial ownership of such shares.

(c) Does not include 240,000 shares owned by Mrs. Robert P. Bozzone and 346,700 shares owned by the Bozzone Family Foundation. Mr. Bozzone disclaims any beneficial ownership of such shares.

(d) J.P. Morgan & Co., Incorporated has filed an amended Schedule 13G under the Securities Exchange Act of 1934, as amended, dated December 30, 1994, stating that as of that date it held sole voting power with respect to 6,091,786 shares of Common Stock, shared voting power with respect to 104,250 shares of Common Stock, sole dispositive power with respect to 9,486,482 shares of Common Stock and shared dispositive power with respect to 250,150 shares of Common Stock.

(e) Pioneering Management Corporation has advised the Company that, as of March 7, 1995, it held sole voting power and shared dispositive power with respect to 3,956,500 shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock of the Company reported to the Company as of March 1, 1995, as being beneficially owned by each nominee for director, each continuing director, each executive officer listed in the Summary Compensation Table on page 15, and all of such persons and the other executive officers of the Company as a group:

                                 AMOUNT AND NATURE
                                   OF BENEFICIAL         PERCENT OF
            NAME                    OWNERSHIP(1)            CLASS
Arthur H. Aronson                      83,661(2)(3)            *
Robert P. Bozzone                   5,798,924(4)             8.2%
Paul S. Brentlinger                     5,707(5)               *
C. Fred Fetterolf                       2,329(6)               *
Thomas Marshall                         7,174                  *
W. Craig McClelland                     3,707(7)               *
James L. Murdy                          5,255(3)(8)            *
Richard K. Pitler                       3,707(7)               *
Charles J. Queenan, Jr.               724,557(7)(9)          1.0%
James E. Rohr                           3,320                  *
Robert W. Rutherford                   42,508(3)(7)(10)        *
Richard P. Simmons                 16,335,932(11)           23.1%
George W. Tippins                      30,707(7)               *
Harry R. Wagner                        53,373(3)(12)           *
Steven C. Wheelwright                   3,207(7)               *
All directors and executive        23,391,314(3)(7)(13)     33.0%
  officers as a group
  (23 persons)

*Less than one percent of the outstanding shares.

(1) Each person has sole voting and investment power with respect to the shares listed, unless otherwise indicated.

(2) Does not include 13,500 shares owned by Mrs. Arthur H. Aronson. Mr. Aronson disclaims any beneficial ownership of such shares. Includes 51,000 shares which may be acquired within 60 days pursuant to a stock option plan.

(3) Includes shares held by the trustee under the savings part of the Retirement Savings Plan (described on page 17) for the account of the named person as of December 31, 1994.

(4)  See notes (a) and (c) on page 11.

(5) Does not include 200 shares owned by Mrs. Paul S. Brentlinger. Mr. Brentlinger disclaims any beneficial ownership of such shares.

(6) Does not include 1,600 shares owned by the Fetterolf Family Foundation. Mr. Fetterolf disclaims any beneficial ownership of such shares.

(7)  Includes shares held jointly.

(8) Does not include shares to be purchased or granted to Mr. Murdy under the Allegheny Ludlum Corporation Stock Acquisition and Retention Plan ("SARP"). In November 1994 and February 1995, Mr. Murdy made irrevocable elections under the SARP to purchase shares of Common Stock with a value as of the applicable purchase dates (as defined in the SARP) of $215,000 and $238,000, respectively. Mr. Murdy's elections will become effective at the end of the first window period (as defined in the SARP) that occurs six months after the date of such elections. One restricted share of Common Stock will be granted for each two shares of Common Stock purchased by Mr. Murdy under the SARP.

(9) Does not include 54,100 shares owned by Mrs. Charles J. Queenan, Jr. Mr. Queenan disclaims any beneficial ownership of such shares.

(10) Includes 28,926 shares which may be acquired within 60 days pursuant to a stock option plan. Does not include shares to be purchased or granted to Mr. Rutherford under the SARP. In January 1995, Mr. Rutherford made an irrevocable election under the SARP to purchase shares of Common Stock with a value as of the applicable purchase date (as defined in the Plan) of $175,000. Mr. Rutherford's election will become effective at the end of the first window period (as defined in the SARP) that occurs six months after the date of such election. One restricted share of Common Stock will be granted for each two shares of Common Stock purchased by Mr. Rutherford under the SARP.

(11) See notes (a) and (b) on page 11.

(12) Includes 20,400 shares which may be acquired within 60 days pursuant to a stock option plan.

(13) Includes 232,100 shares which may be acquired within 60 days pursuant to a stock option plan. Does not include 330,641 shares with respect to which beneficial ownership is disclaimed or shares that executive officers have irrevocably elected to purchase under the SARP or shares to be granted to executive officers under the SARP as a result of such purchases or as a result of irrevocable designations of stock under the SARP. Carl R. Moulton, Group Vice President, became a co-trustee of a family trust which held shares of Company Common Stock, following the death of his father in May 1994. The trust's initial report of its holdings of the Company shares under the federal securities laws was filed in December 1994.

                      CUMULATIVE TOTAL SHAREHOLDER RETURN

     The first graph set forth below shows the cumulative shareholder return (i.e., price change plus reinvestment of dividends) on the Company's Common Stock during the five year period ended December 31, 1994/1/ as compared to the S&P 500 Index and the S&P Steel Index. In addition to the five year performance graph, which is required by the rules of the Securities and Exchange Commission, a similar presentation for the period commencing on the date of the Company's initial public offering and ending December 31, 1994 has been included to provide additional perspective on the Company's Common Stock performance. The two graphs assume that $100 was invested on January 1, 1990 and May 8, 1987, respectively, for the periods ended December 31, 1994. In accordance with the rules of the Securities and Exchange Commission, this presentation shall not be incorporated by reference into any of the Company's Registration Statements under the Securities Act of 1933.



                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
        AMONG ALLEGHENY LUDLUM CORP., S&P 500 INDEX AND S&P STEEL INDEX

Measurement period           ALLEGHENY           S&P 500             S&P STEEL
(Fiscal year Covered)        LUDLUM CORP.         INDEX                INDEX
---------------------        ------------        -------             ---------
Measurement PT -
12/31/89                     $100                $100                $100
FYE 12/31/90                 $ 90.38             $ 96.90             $ 84.15
FYE 12/31/91                 $110.00             $126.42             $103.41
FYE 12/31/92                 $142.12             $136.05             $135.29
FYE 12/31/93                 $199.59             $149.76             $178.02
FYE 12/31/94                 $160.67             $151.74             $173.14



                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
        AMONG ALLEGHENY LUDLUM CORP., S&P 500 INDEX AND S&P STEEL INDEX

Measurement period           ALLEGHENY           S&P 500             S&P STEEL
(Fiscal year Covered)        LUDLUM CORP.         INDEX                INDEX
---------------------        ------------        -------             ---------
Measurement PT -
5/8/87                       $100                $100                $100
FYE 12/31/87                 $ 91.12             $ 86.20             $103.41
FYE 12/31/88                 $125.90             $100.52             $126.21
FYE 12/31/89                 $174.97             $132.37             $122.08
FYE 12/31/90                 $158.15             $128.26             $102.73
FYE 12/31/91                 $192.47             $167.33             $126.24
FYE 12/31/92                 $248.67             $180.08             $165.16
FYE 12/31/93                 $349.24             $198.23             $217.32
FYE 12/31/94                 $281.13             $200.85             $211.37

/1/ As noted on page 4, the Company's fiscal year ends on the Sunday nearest to December 31 in each year.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following Summary Compensation Table shows, for fiscal years 1992, 1993 and 1994, the compensation paid to Messrs. Aronson and Bozzone, each of whom served as Chief Executive Officer of the Company for part of 1994, and to each of the other four most highly compensated executive officers who were serving as executive officers as of December 31, 1994 (the "named executive officers").

     Employees who became shareholders of the Company before the Company became publicly-held, including Messrs. Simmons and Bozzone and others, have not participated in the Company's long-term incentive programs. The participation of Messrs. Simmons and Bozzone in the Company's annual incentive compensation programs terminated when they stepped down as Chief Executive Officer of the Company in May 1990 and August 1994, respectively.


                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                                                                ------------------------------------
                                                  ANNUAL COMPENSATION                    AWARDS             PAYOUTS
                                           ----------------------------------   ------------------------    --------
                                                                      OTHER     RESTRICTED    SECURITIES
                                                                     ANNUAL        STOCK      UNDERLYING     LTIP       ALL OTHER
         NAME AND                          SALARY        BONUS       COMPEN-       AWARD     OPTIONS/SARS   PAYOUTS   COMPENSATION
   PRINCIPAL POSITIONS         YEAR        ($)(4)       ($)(5)     SATION ($)     ($)(6)      (NUMBER)(7)   ($)(8)       ($)(9)
   -------------------         ----        ------       ------     ----------    -------      ----------    ------     -----------
Arthur H. Aronson                 1994    $ 260,417    $       0    $   5,676    $ 125,356        0 shs.   $ 205,624    $ 248,492
 President and Chief              1993      250,000      193,634                                  36,000     151,625      121,310
 Executive Officer (1)(2)         1992      235,417      177,217                                  0          126,125      129,466

Richard P. Simmons                1994    $ 250,002        *        $  10,272        *            *            *        $  44,924
 Chairman of the                  1993      300,000        *                                      *            *          244,822
 Board (2)                        1992      300,000        *                                      *            *          219,927

James L. Murdy                    1994    $ 219,889    $       0    $  10,937            0        0 shs.   $ 166,086    $ 122,865
 Senior Vice President-           1993      215,050      148,587                                  28,000     164,188       72,123
 Financial and Chief              1992      209,287      135,776                                       0     126,125       79,185
 Financial Officer

Robert W. Rutherford              1994    $ 158,038    $       0    $  12,968            0    1,867 shs.   $ 150,275    $  81,532
 Senior Vice President-           1993      152,000       82,618                                  25,200     151,625       42,890
 Commercial                       1992      147,625       74,606                                       0     126,125       47,973

Harry R. Wagner                   1994    $ 144,238    $       0    $   3,370    $  67,788    1,867 shs.   $ 150,275    $  56,521
 Senior Vice President-           1993      134,400       80,390                                  25,200     164,188       28,501
 Production                       1992      130,800       74,566                                       0     140,000       30,060

Robert P. Bozzone                 1994    $ 150,002    $       0    $  14,302        *            *            *        $ 256,476
 President and Chief              1993      360,000      472,969                                  *            *          306,702
 Executive Officer (2)(3)         1992      310,000      372,875                                  *            *          157,949

*The named executive officer was not eligible to participate in this plan or program.

(1) Mr. Aronson was elected President and Chief Executive Officer of the Company effective August 1, 1994.

(2) For a description of the Company's employment agreements with Messrs. Aronson, Simmons and Bozzone, see page 22.

(3) Mr. Bozzone retired as President and Chief Executive Officer of the Company effective August 1, 1994.

(4) Includes cash compensation deferred pursuant to the savings part of the Company's Retirement Savings Plan, described in note (9) below. 1994 amounts reflect reductions in salary during the 10-week labor strike called by the United Steelworkers of America on April 1, 1994. For the months of April and May, 1994, Messrs. Simmons and Bozzone each received a base salary of $1 per month and the base salary of each of the other executive officers was reduced 25%.

(5) For fiscal years 1992 and 1993, includes payments under the Company's Performance Management System Plan and under the salaried employees' profit-sharing plan, described in the "Board Compensation Committee Report on Executive Compensation." In fiscal year 1994, as a result of the 10-week labor strike called by the United Steelworkers of America on April 1, 1994, the Company did not achieve the threshold level of earnings under these plans and, as a result, no awards were paid under either of the plans.

(6) Represents the closing market price on the New York Stock Exchange, on the award date, of a number of shares of Common Stock equal to the number of shares of restricted stock awarded to the named executive under the Allegheny Ludlum Corporation Stock Acquisition and Retention Plan, which was approved by the Company's shareholders at the 1994 Annual Meeting. The market price does not take into account the diminution in value attributable to the restrictions applicable to the shares awarded under the Plan. See page 26 for a summary description of this Plan.In general, the restricted shares will vest only if the participant retains the shares that are purchased and/or designated by the participant as subject to the Plan for a period of five years. Dividends are paid on all shares of restricted stock at the same rate as on non-restricted shares. The number of shares of Common Stock awarded to each executive in fiscal year 1994 under the Plan and the closing market price of that number of shares on the New York Stock Exchange on December 30, 1994 were: Mr. Aronson, 5,934 shares, $111,263; and Mr. Wagner, 3,228 shares, $60,525. See notes (8) and (10) on pages 12 and 13, respectively.

(7) Reflects options awarded under the Company's 1987 Stock Option Incentive Plan. The amount represents the number of shares which the executive officer could purchase by exercising the options. See "Stock Options."

(8) Payments in fiscal year 1994 reflect the achievement of 97% of the performance objectives for the 1991-1993 award period under the Company's Performance Share Plan for Key Employees. Payment of the awards to the 43 participants over a three-year period began in 1994. Payments in fiscal years 1993 and 1992 reflected the achievement of 120% of the performance objectives for the 1988-1990 award period under the Performance Share Plan. Payment of the awards to the 47 participants over a three-year period began in February 1991. The last two annual payments of the 1988-90 award were made in January 1992 and January 1993, respectively. In each case, the amount represents the cash and the market value of the shares of Common Stock distributed under the Plan on the relevant valuation dates.

(9) These amounts include the annual accruals made by the Company with respect to possible future payments to the named executive officers under the Company's Supplemental Pension Plan described at page 22. For fiscal year 1994, the amounts accrued were as follows: Mr. Aronson, $198,449; Mr. Simmons, $0; Mr. Murdy, $82,483; Mr. Rutherford, $49,418; Mr. Wagner, $26,641; and Mr. Bozzone, $163,349. Also included are the Company's contributions to the accounts of the named executive officers pursuant to the retirement portion of the Company's Retirement Savings Plan which in fiscal year 1994 were $7,803 for Mr. Bozzone and $8,020 for the account of each of the other named executive officers, and contributions by the Company to the accounts of the named executive officers pursuant to the savings part of the Company's Retirement Savings Plan which in fiscal year 1994 were as follows: Mr. Aronson, $4,313; Mr. Simmons, $3,750; Mr. Murdy, $4,620; Mr. Rutherford, $4,494; Mr. Wagner, $4,495; and Mr. Bozzone, $2,250. The amounts also include contributions by the Company to the plan accounts of the named executive officers under the Company's Benefit Restoration Plan which, in fiscal year 1994, were as follows: Mr. Aronson, $16,098; Mr. Simmons, $28,658; Mr. Murdy, $10,632; Mr. Rutherford, $4,701;
     Mr. Wagner, $2,954; and

     Mr. Bozzone, $25,780. For fiscal year 1994, also included are the Company-paid premiums for "split dollar" term life insurance and the dollar value of the benefit, if any, to the named persons, of the premiums paid by the Company, as follows: Mr. Aronson, $2,762; Mr. Simmons, $4,496; Mr. Murdy, $1,885; Mr. Rutherford, $1,124; Mr. Wagner, $636; and Mr. Bozzone, $3,460. For fiscal 1994, the amounts also include the first of three annual installments of cash awards made by the Personnel and Compensation Committee during the first quarter of 1994 to a total of 43 management personnel, including four of the named executive officers, in order to recognize their contributions on behalf of the Company during 1991-1993, as follows: Mr. Aronson, $18,850; Mr. Murdy, $15,225; Mr. Rutherford, $13,775; and Mr. Wagner, $13,775. See page 27. Also included for Mr. Bozzone for 1994 are $41,666 in consulting fees paid pursuant to the consulting agreement described on page 29 and $12,167 in director fees paid to Mr. Bozzone since his retirement.

     The Retirement Savings Plan is a qualified defined contribution plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan has two components: the retirement part and the savings part. Employees eligible for the retirement part of the Company's Retirement Savings Plan include salaried non-union employees. At the end of 1994, a total of 1,788 employees participated in the retirement part of the Plan. The savings part of the Retirement Savings Plan is designed to encourage eligible employees to save for the future and accumulate a fund to supplement retirement income through tax-deferred contributions. All contributions by the Company or by participants are subject to the applicable limits of the Code. The Company matches participants' Basic Savings contributions on the terms set forth in the Plan. Company contributions and earnings are invested only in a fund invested solely in Common Stock of the Company, but may be transferred to any other fund available under the Plan monthly following due notice. In 1994, a total of 1,530 employees participated in the savings part of the Plan.

     The Benefit Restoration Plan provides that the Company will supplement the payments received by participants in the Company's Pension Plan for Salaried Employees (see "Pension Plans" below) and the retirement and savings parts of the Retirement Savings Plan by making payments to or accruing benefits on behalf of such participants in amounts which are the equivalent of the portion of the payments or benefits which cannot be paid or accrued under such plans by reason of the limitations imposed by the Code.

     Compensation and benefits paid or furnished by the Company in the fiscal years set forth in the above table to the executive officers, other than as set forth in the table, were less than established reporting thresholds.

STOCK OPTIONS

     The following table sets forth information regarding the grant of stock options during fiscal year 1994 under the Company's 1987 Stock Option Incentive Plan (the "Option Incentive Plan") to each of the executive officers named in the Summary Compensation Table and to all optionees as a group. No stock appreciation rights were granted during fiscal 1994.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS(1)
                             ----------------------------------------------------

                                              %
                             NUMBER OF      OF TOTAL                                         POTENTIAL REALIZABLE
                             SECURITIES     OPTIONS/                                        VALUE AT ASSUMED ANNUAL
                             UNDERLYING       SARS                                           RATES OF STOCK PRICE
                              OPTIONS/     GRANTED TO      EXERCISE                     APPRECIATION FOR OPTION TERM(2)
                                SARS        EMPLOYEES       OR BASE                    --------------------------------
                              GRANTED       IN FISCAL        PRICE     EXPIRATION       0%           5%            10%
NAME                          (NUMBER)         YEAR         ($/SHARE)      DATE        ($)(3)         ($)           ($)
----                         ----------    ----------      ---------   ----------      -------       ----          ----
A. H. Aronson..............           0             0%           N/A          N/A           $0            $0             $0
R. P. Simmons..............           *             0            N/A          N/A            0             0              0
J. L. Murdy................           0             0            N/A          N/A            0             0              0
R. W. Rutherford...........       1,867           5.6      $  19.875     12/08/03            0        20,458         50,389
H. R. Wagner...............       1,867           5.6         19.875     12/08/03            0        20,458         50,389
R. P. Bozzone..............           *             0            N/A          N/A            0             0              0
All Shareholders (4).......         N/A           N/A            N/A          N/A          N/A   773,921,076  1,906,226,317
All Optionees..............      33,068           100%        19.875     12/08/03            0       362,346        892,485
As a % of all shareholders
gain.......................         N/A           N/A            N/A          N/A          N/A          0.05%          0.05%

 * Employees who were shareholders of the Company before the Company became publicly owned, including Messrs. Simmons and Bozzone and others, did not participate in the Company's Option Incentive Plan.

(1) The 1994 awards were granted to reflect promotions or significant increases in responsibilities. The exercise price of the options granted was the fair market value of the Common Stock on the grant date. The options become exercisable in one-half increments, on June 1, 1997 and June 1, 1998, respectively. Options include the right to pay the exercise price in cash or in previously acquired Common Stock, and the right to have shares withheld by the Company to pay withholding tax obligations due in conjunction with the exercise.

(2) These assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants is dependent on the future performance of the Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved. The Company did not use an alternative formula for a grant date valuation, as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(3) No gain to the optionees is possible without stock price appreciation, which will benefit all shareholders commensurately. Zero percent stock price appreciation will result in zero dollars for the optionee.

(4) "All Shareholders" value is calculated from $19.875, the exercise price for all options awarded in fiscal 1994, based on the number of outstanding shares of Common Stock on March 1, 1995.

     The following table sets forth information regarding the exercise of stock options during fiscal year 1994 and the unexercised options held as of the end of the 1994 fiscal year by the executive officers named in the Summary Compensation Table. No stock appreciation rights ("SARs") were exercised by any of the named executive officers and none of the named executive officers held any unexercised SARs at the end of the fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                             SHARES                             OPTIONS/SARS AT FY-END      IN-THE-MONEY OPTIONS/
                            ACQUIRED                                   (NUMBER)              SARS AT FY-END ($)(2)
                          ON EXERCISE      VALUE REALIZED     --------------------------- --------------------------
NAME                        (NUMBER)           ($)(1)         EXERCISABLE   UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
----                      -----------      --------------     -----------   ------------- -----------  -------------
Arthur H. Aronson              0                  0           51,000 shs.   48,000 shs.    $ 438,023    $   95,250
Richard P. Simmons             *                  *                *             *             *            *
James L. Murdy             45,666 shs.       $   519,146           0        37,334             0            74,089
Robert W. Rutherford           0                  0           28,926        35,467           258,945        66,675
Harry R. Wagner                0                  0           20,400        35,467           157,965        66,675
Robert P. Bozzone              *                  *                *             *             *            *

* Employees who were shareholders of the Company before the Company became publicly-owned, including Messrs. Simmons and Bozzone and others, did not participate in the Company's Option Incentive Plan.

(1) The amount shown as "value realized" is calculated by subtracting the exercise price paid by an optionee upon exercise of an option from the mean between the high and low sales prices of a share of Allegheny Ludlum Corporation Common Stock on the New York Stock Exchange on the date the option was exercised.

(2) The "value of unexercised in-the-money options" is calculated by subtracting the exercise price from $18.6875, which was the mean between the high and low sales prices of a share of Allegheny Ludlum Corporation Common Stock on the New York Stock Exchange on December 30, 1994, the last trading day in the Company's 1994 fiscal year.

PERFORMANCE SHARE PLAN

     Stock and cash awards granted to participants in the Company's Performance Share Plan are contingent on the achievement by the Company of specified performance objectives during a specified award period, and are paid in annual installments after the end of the award period. The following table sets forth information about awards made under the plan during fiscal year 1994.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                                                            ESTIMATED FUTURE PAYOUTS UNDER
                          NUMBER OF                                           NON-STOCK PRICE-BASED PLANS
                           SHARES,                                 -----------------------------------------------
                            UNITS
                           OR OTHER       PERFORMANCE OR OTHER
                            RIGHTS     PERIOD UNTIL MATURATION OR     THRESHOLD      TARGET ($ OR        MAXIMUM
         NAME              (NUMBER)              PAYOUT             ($ OR NUMBER)       NUMBER)       ($ OR NUMBER)
---------------------     -----------  --------------------------  -------------    -------------    -------------
Arthur H. Aronson         5,200 units  1995-1996 award period;     10,400 shs.,     20,800 shs.,     24,960 shs.,
                                       payable 1997-1999           $130,000         $260,000         $312,000

Richard P. Simmons            *                    *                      *                *                *

James L. Murdy            4,200 units  1995-1996 award period,     8,400 shs.,      16,800 shs.,     20,160 shs.,
                                       payable 1997-1999           $105,000         $210,000         $252,000

Robert W. Rutherford      3,800 units  1995-1996 award period,     7,600 shs.,      15,200 shs.,     18,240 shs.,
                                       payable 1997-1999           $95,000          $190,000         $228,000

Harry R. Wagner           3,800 units  1995-1996 award period,     7,600 shs.,      15,200 shs.,     18,240 shs.,
                                       payable 1997-1999           $95,000          $190,000         $228,000

Robert P. Bozzone             *                    *                      *                *                *

* Employees who were shareholders of the Company before the Company became publicly-owned, including Messrs. Simmons and Bozzone and others, did not participate in the Company's Performance Share Plan.

     The amounts included in the Estimated Future Payouts columns above represent the potential payments to the named executive officers under the Company's Performance Share Plan depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the two-year award period beginning in 1995. Participants will not receive any payment of stock or cash under the Plan if the Company does not achieve the threshold level (80%) of its performance objectives during the award period. A summary description of the Plan is included on page 25 of this proxy statement.

     In February 1994, the Board of Directors established a 1994-1996 award period under the Performance Share Plan and the performance objectives to be achieved during that award period, based on the Company's aggregate operating income during the award period, were set. Subsequently, the Board of Directors determined that the award for that award period no longer provided Plan participants with the intended long-term incentive opportunity because of the effect of the 10-week labor strike called by the United Steelworkers of America on the Company's 1994 operations. Thus, in November 1994, the Board of Directors established the 1995-1996 award period under the Performance Share Plan. The award to each participant for that award period, which represented the same number of units that had previously been awarded for the 1994-1996 award period, replaced the award for the 1994-1996 award period. The performance objectives to be achieved during the 1995-1996 award period, based on the achievement of specified levels of operating income during the 1995-1996 award period, have been set. The base value of each unit consists of $50 in cash and four shares of Common Stock.

PENSION PLANS

     In 1988, the Company adopted the retirement part of the Retirement Savings Plan (formerly known as the Retirement Security Program) referred to in note (9) on page 17, and amended the Company's Pension Plan for Salaried Employees (the "Pension Plan") to provide that no additional benefits would accrue thereunder from and after December 31, 1988 except for those employees who were grandfathered under the Pension Plan. Benefits accrued prior to January 1, 1989 will be paid at the time, in the form and in the amount determined under the Pension Plan.

     The following table shows the estimated annual benefits calculated on a straight life annuity basis payable under the Pension Plan and the defined benefit portion of the Benefit Restoration Plan described at note (9) on page 17 to participants in specified compensation and years of service classifications upon attainment of age 65.

                               PENSION PLAN TABLE

 AVERAGE ANNUAL ELIGIBLE EARNINGS
 FOR HIGHEST FIVE CONSECUTIVE YEARS
  IN TEN-YEAR PERIOD PRECEDING                       ESTIMATED ANNUAL PENSION BENEFITS FOR
            RETIREMENT                             REPRESENTATIVE YEARS OF CONTINUOUS SERVICE
 ----------------------------------  ----------------------------------------------------------------------
                                         15          20          25          30          35          40
                                         --          --          --          --          --          --
           $     200,000             $   48,000  $   64,000  $   80,000  $   96,000  $  112,000  $  128,000
                 300,000                 72,000      96,000     120,000     144,000     168,000     192,000
                 400,000                 96,000     128,000     160,000     192,000     224,000     256,000
                 500,000                120,000     160,000     200,000     240,000     280,000     320,000
                 600,000                144,000     192,000     240,000     288,000     336,000     384,000
                 800,000                192,000     256,000     320,000     384,000     448,000     512,000
               1,000,000                240,000     320,000     400,000     480,000     560,000     640,000

     The formula used to determine retirement benefits under the Pension Plan considers the participant's average annual eligible earnings in the highest five consecutive years of the last ten years prior to retirement and the number of the participant's years of service. Eligible earnings include base salary, including tax-deferred contributions by the employee under the Company's savings plans, and awards when received under the Performance Management System Plan. Eligible earnings for the purposes of the Pension Plan and the defined benefit portion of the Benefit Restoration Plan for the 1994 calendar year for the named executives who are participants under the Pension Plan are as follows: Mr. Aronson, $289,683; Mr. Simmons, $300,000; Mr. Murdy, $244,074; Mr. Rutherford, $178,145; Mr. Wagner, $163,613; and Mr. Bozzone, $313,848.

     In certain circumstances, pension benefits are subject to integration with Social Security and reduction for other payments made to the participant or his or her spouse. The benefits payable from a qualified defined benefit plan are also limited by Section 415 of the Code to an annual benefit of $120,000 payable at age 65 with actuarial reduction for earlier commencement. The amounts shown in the table indicate the aggregate of payments under the Pension Plan and the defined benefit portion of the Benefit Restoration Plan described at note (9) on page 17.

     As of December 31, 1994, Messrs. Aronson, Simmons, Murdy, Rutherford, Wagner, and Bozzone had .08, 41, 0.58, 31, 28 and 39 credited years of service, respectively, for purposes of the Pension Plan. For vesting purposes, Messrs. Aronson and Murdy each had 6 years of service and are now fully vested in the Pension Plan. Mr. Simmons' credited years of service has been calculated as described in the discussion of his employment agreement at page 22.

     In addition, the Company has established a Supplemental Pension Plan which provides certain key employees of the Company (or their beneficiaries in the event of death) with monthly payments in the event of retirement, disability or death, equal to 50 percent of monthly base salary as of the date of retirement, disability or death. Monthly retirement benefits start two months following the later of (i) age 62, if actual retirement occurs prior to age 62 but after age 58 with the approval of the Board of Directors, or (ii) the date actual retirement occurs, and continue for a 118-month period. The Plan describes the events which will terminate an employee's participation in the Plan. As previously noted, Messrs. Simmons and Bozzone retired as employees of the Company in 1994. Under the Plan, monthly payments to Mr. Simmons of $16,667 began in March 1995 and monthly payments to Mr. Bozzone of $15,000 will begin in October 1995. Since the payment of benefits to the other named executive officers is contingent on future events, the amount to be paid in the future with respect to such officers cannot be determined at this time.

             EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     Mr. Aronson is employed pursuant to an Employment Agreement with the Company dated March 1, 1994 with a term that initially will expire on February 28, 1997 but which will automatically be extended for a period of one year thereafter on March 1 of each year commencing March 1, 1997 unless terminated by written notice by either party. The agreement provides for a base salary of at least $250,000 annually exclusive of any compensation he may receive pursuant to any other plan of the Company or which may be otherwise authorized by the Board of Directors. The agreement also provides for his participation in any incentive plan of the Company and in the various benefit plans maintained by the Company, including its various pension, supplemental pension, disability, medical, insurance, sick leave and other similar benefit and retirement arrangements.

     Mr. Simmons retired as an employee of the Company effective December 31, 1994. In accepting his retirement, the Board of Directors affirmed his election as Chairman of the Board of Directors of the Company and Chairman of the Executive Committee. Prior to his retirement, Mr. Simmons was employed pursuant to an Employment Agreement with the Company dated January 1, 1981, as amended. The agreement provided for an annual salary of not less than $240,000, exclusive of any other compensation he might receive pursuant to any bonus, profit sharing or additional compensation plan of the Company or which might be otherwise authorized by the Board of Directors. The agreement provides that Mr. Simmons is entitled to the benefits provided by the Supplemental Pension Plan and that his base salary for purposes of the Supplemental Pension Plan is an amount not less than $400,000 per year. The agreement also provides that he is entitled to a supplemental pension, payable from the general assets of the Company, based on 15 years of service in addition to those he has served as a Company employee, and that for purposes of the Benefit Restoration Plan his annual benefit under the Pension Plan will be calculated based on such 15 years of additional service.

     Mr. Bozzone retired as the President and Chief Executive Officer of the Company effective August 1, 1994. In accepting his retirement, the Board of Directors elected Mr. Bozzone to serve as the Vice Chairman of the Board of Directors. Prior to his retirement, Mr. Bozzone was employed pursuant to an Employment Agreement with the Company dated July 13, 1990 which expired on the date of the Annual Meeting of Shareholders in 1994 and provided for a base salary of at least $310,000 annually exclusive of any other compensation he might receive pursuant to any other plan of the Company or which might be otherwise authorized by the Board of Directors. The agreement also provides for his participation in any bonus plan of the Company and in the various benefit plans maintained by the Company, including its various pension, supplemental pension, disability, medical, insurance, sick leave and other similar benefit and retirement arrangements. At his retirement, Mr. Bozzone entered into an agreement with the Company which provides for Mr. Bozzone to provide consulting services to the Company, as described at page 29 of this proxy statement.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The principal duties of the Personnel and Compensation Committee of the Board of Directors (the "Committee") are described on pages 5 and 6. These duties include the making of recommendations to the Board concerning the compensation and benefits of executives who are also directors of the Company (currently, Messrs. Aronson and Murdy). The Committee also consults periodically with the Company's Chief Executive Officer concerning the compensation and benefits of other executive officers of the Company.

     The following is the Committee's report to the shareholders with respect to the Company's executive compensation policies and with respect to the compensation of the Chief Executive Officer for fiscal year 1994. In accordance with the rules of the Securities and Exchange Commission, this report shall not be incorporated by reference into any of the Company's Registration Statements under the Securities Act of 1933.

EXECUTIVE OFFICERS' COMPENSATION POLICY

     The Company's executive compensation program is strongly oriented toward incentives designed to achieve specific corporate performance objectives so that the interests of management will be further aligned with the interests of the Company's shareholders. The twin goals of the program are to reward the Company's key employees appropriately for their contributions in years in which the Company has had significant success, and conversely to impact their compensation negatively when the Company has been less successful. A meaningful and substantial portion of an executive's total cash compensation is at risk due to the variable nature of the incentives.

     The Committee shares management's view that the Company's executive compensation program is an important component in the implementation of the Company's overall business plans and management philosophy. The Company believes that its annual and long-term strategic plans should reflect difficult-to-achieve standards and objectives and that the performance objectives of its key employees, including its executive officers, should be linked directly to the Company's plans. The Company also believes that effective management requires the timely measurement of performance.

     It is not anticipated that any Allegheny Ludlum executive officer will receive non-performance based compensation in excess of $1,000,000 during 1994 or in the near future. Thus, during 1994 the Committee did not take any action with respect to Section 162(m) of the Internal Revenue Code. The Committee will continue to monitor this issue and will take appropriate action if, in the judgment of the Committee, it is determined to be warranted in the future.

     BASE SALARY

     The base salary component of the Company's compensation program for all salaried employees, including executive officers, represents the basic rate of pay provided to an employee for carrying out the overall responsibilities of the job. Base salary is determined on the basis of performance, experience and other factors as may be appropriately considered. The base salary for each executive officer does not exceed the established salary range which is intended to approximate the ranges of base pay for positions of comparable responsibility in other companies in the steel industry about which appropriate compensation information is available to the Company, including certain of the companies in the S&P Steel Index. The minimum base salaries of the executive officers that have been specified in the respective employment agreements described at page 22 above reflect this policy. The Company believes that the base salaries of its executive officers have generally been at or below the median of the base salaries for executive officers of those steel companies.

     The base salary of each executive officer is reviewed on a periodic basis. Merit increases reflect the officer's individual performance and are based on an evaluation of (i) the officer's performance in relation to standards which describe, in measurable terms, the results needed to satisfy the general responsibilities of the job and (ii) personal traits and characteristics. The merit program is designed to reward better performers with larger percentage increases as well as to recognize employment market conditions. Other increases in base salary are made to reflect changes in the officer's responsibilities.

     On April 1, 1994, the United Steelworkers of America called a strike at the expiration of its contract with the Company, which continued for ten weeks. In the Summary Compensation Table on page 15, 1994 base salary reflects reductions in base salary during the labor strike. For the months of April and May 1994, Messrs. Simmons and Bozzone each received a base salary of $1 per month and the base salary of each of the other executive officers was reduced 25%.

     INCENTIVE PROGRAMS

     It is intended that the incentive payments made to the Company's executive officers and other key employees, in the form of cash and/or securities, may vary significantly from year to year, depending upon the results that have been achieved for the benefit of the Company's shareholders. Short-term incentive payments represent specific payments for the achievement of measurable short-term objectives and recognize both the overall performance of the Company and the performance of individual officers in a given year. Long-term incentives are designed to reward the accomplishment of specified long-term objectives and further align management's goals with those of the shareholders through Company stock ownership.

     Profit-Sharing Plan. Incentives to maximize the annual profits of the Company are provided by the Profit Sharing Plan for all salaried and hourly employees, including executive officers. Under this plan, bonuses are paid from a profit-sharing pool which is based on specified percentages of the Company's pre-tax income in excess of $60 million. Each year, each participant receives a cash bonus equal to a percentage of his or her participating wages as defined in the plan. In the 1994 fiscal year, as a result of a 10-week strike called by the United Steelworkers of America, the Company did not meet the targeted pre-tax income objective and no cash bonuses were paid under this plan.

     Performance Management System Plan. The Company's Performance Management System Plan is designed to provide additional incentives to executive officers and other key employees to maximize the Company's annual performance. Funds are accrued for this plan if the adjusted earnings of the Company are greater than $10 million. In general, the principal adjustments to earnings include the adding back of accruals to the Performance Management System Plan, taxes on income and interest expense.

     The plan is administered according to the Company's Performance Management System, which provides a corporate-wide system for planning and measuring the performance of all participating employees, including Messrs. Aronson, Murdy, Rutherford and Wagner./1/ (Approximately 100 employees were eligible to participate in the plan in 1994.) Under this system, incentive compensation awards are to be based on the achievement of specific, measurable objectives. Objectives are to be linked specifically and directly to operating plans and budgets.

     Guideline incentives are established under the plan to reflect the size of the award that can be expected when performance meets the objectives. Guideline incentives have been established for each position included in the plan and are expressed as a percentage of salary. Incentive opportunities are designed to be large enough to provide a meaningful award. Because executive officers have a greater impact on performance, they have a greater incentive opportunity as a percentage of salary. All participants in the plan can earn up to twice the guideline amount, depending upon corporate and individual performance.

---------
      /1/The participation of Messrs. Simmons and Bozzone in the Company's
  annual   incentive compensation programs terminated when they stepped down as Chief Executive Officer of the Company in May 1990 and August 1994, respectively.

     Each year, performance objectives are set under the Performance Management System Plan for each eligible employee in the areas of operating profit, return on investment or working capital, and individual performance. Other financial measurement objectives, such as reductions in inventory, inventory turns or delivery performance, may also be included when determined to be appropriate. Individual performance objectives are tailored to the individual position. Operating profit, return on investment or working capital, and other financial measurement objectives are set at the corporate level. The Committee shares management's view that every effort should be made to formulate corporate as well as individual performance objectives in quantitative terms to provide a basis for more accurate performance evaluation.

     The weight given to each performance goal varies depending on the nature and level of the position and the strategic importance of the objective. The relative weights are intended to identify the priority given to any given objective. To emphasize the direction of the Company's strategic plans, 75 percent of the weight given to the performance goals is given to current overall corporate financial objectives, while 25 percent of the weight is given to measurable individual performance objectives.

     The actual amount of an award under the Performance Management System Plan is determined through a quantitative assessment of the employee's performance as measured against the specific objectives for the employee's position. The Committee can modify individual awards to recognize outstanding performance even where individual objectives were not met due to changing business priorities. The Committee can also modify awards in instances where a participant performs at less than satisfactory levels even though the individual may have achieved the pre-determined objectives.

     At the beginning of the 1994 plan year, it was determined that incentives would not be awarded under the Performance Management System Plan if the threshold level of Company earnings established for 1994 was not met. As previously noted, the strike called by the United Steelworkers of America on April 1, 1994 continued for ten weeks. The strike had a significant adverse impact on the Company's sales and earnings and caused the first quarterly operating loss in its history in the second quarter of 1994. While the Company's level of operations continued to improve throughout the second half of 1994, and the Company's fourth quarter shipments and sales were at record levels compared to historical fourth quarters, the Company did not achieve the threshold level of earnings established for 1994 under the Performance Management System Plan. As a result, and notwithstanding the strong individual performances of the Company's management team, no awards were paid under the plan.

     Long-Term Incentives. Awards under the Company's Performance Share Plan for Key Employees (the "Performance Share Plan"), stock grants under the 1987 Stock Option Incentive Plan (the "Option Incentive Plan") and participation in the Stock Acquisition and Retention Plan (the "SARP") are designed to provide additional incentives to achieve long-term corporate objectives and to further align management's goals with those of the shareholders. Employees who were shareholders of the Company before it became publicly owned (including Messrs. Simmons and Bozzone and others) have not been participants in these plans, in view of their existing substantial interest in maximizing the value of the Company's Common Stock.

     Under the Performance Share Plan, base value award amounts for each executive officer and other key employees are established at the beginning of each award period. For example, in November 1994, the Board of Directors established fiscal years 1995-1996 as an award period. The Committee granted awards to key employee participants in the plan, which established as the performance objective for the 1995-1996 award period a specified amount of operating income to be achieved by the Company over the two-year award period. The base value of the award for each unit awarded, assuming targeted operating income is achieved, is $50 and four shares of Company Common Stock. The amount of the award generally depends on the executive's salary grade at the beginning of the award period, which is based on the degree of responsibility associated with the executive's position in the Company. The amount of the award for each salary grade was established in 1987, upon the adoption of the Performance Share Plan. After the end of the award period, the Committee will determine the actual awards, based on the extent to which the targeted income level was achieved. Participants will not receive any payment of stock or cash under the plan if the Company does not achieve the threshold level (80%) of its performance objectives during the award period. Actual award amounts will be paid in three annual payments beginning in the year after the end of the award period.

     Awards under the Performance Share Plan, which are to be earned and paid out over a number of years, are designed to give participants an ongoing incentive to achieve long-term corporate objectives and to continue the alignment of the interests of participants with the interests of Company shareholders in enhancing the value of Company Common Stock, even after the award has been earned. The multi-year award and payout periods are also designed to assist in the retention of executive officers and other key employees, since unpaid installments are forfeited if a participant's employment with the Company terminates, unless the participant dies, is disabled, or retires with the consent of the Chief Executive Officer.

     Awards under the Option Incentive Plan are also designed to promote the identity of the long-term interests between Company executives and its shareholders and assist in the retention of executives. Historically, the Committee has granted options to key employee participants in the Option Incentive Plan, including executive officers, at three-year intervals. Options granted at the three-year intervals have been made exercisable in three equal annual installments beginning after the third anniversary date of the grant. The last regular grant of options was made in 1993. The first one-third of these options will become exercisable on June 1, 1996.

     The amount of an option award generally depends on the executive's salary grade, which is based on the degree of responsibility associated with the executive's position. The amount of the award for each salary grade was determined in 1987, upon the adoption of the Option Incentive Plan. From time to time, interim awards have been made in the case of a new employee, promotion or a significant increase in responsibilities. The number and value of options held by an executive officer are generally not considered when determining the amount of options to be granted to that officer. The number of options held by an executive officer may be considered in the case of a promotion or significant increase in responsibilities after the regular grant of options that occurs at three-year intervals; in that case, additional options may be added to the options granted to the officer at the beginning of the three-year period to reflect the change in the officer's salary grade or responsibilities.

     The SARP was approved by the Company's Board of Directors and adopted by the shareholders in 1994. This plan is based on the Company's belief that ownership of Common Stock by officers contributes to strong management by further aligning the interests of management with those of the shareholders of the Company. The plan is intended to provide participating officers with an opportunity to purchase additional shares of Common Stock from the Company and an incentive to retain ownership of such purchased shares and/or other shares already owned or otherwise acquired by them. It provides this incentive by offering participants an opportunity to receive grants of restricted shares of Common Stock which will vest only if the participants retain the shares that are purchased under the plan and/or other shares already owned or otherwise acquired by the participants that are designated by them as subject to the plan. In general, the restricted shares will vest only if the participant retains the shares that are purchased and/or designated by the participant as subject to the plan for a period of five years. The vesting period is shortened in the event of death, retirement or a "change of control" as defined in the plan. All executive officers of the Company who are eligible to participate in the SARP, including Messrs. Aronson, Murdy, Rutherford and Wagner, have elected to participate in the Plan for the 1994 and/or 1995 plan years.

     Shares issuable under the Performance Share Plan, the Option Incentive Plan and the SARP are intended to grow in value over time. In the Committee's view, the share awards under these plans represent compensation which is attributable to services performed by the employee from the time the award is made and so long as the employee continues to own the shares.

     The Committee also has the discretion to make supplemental awards in situations in which it deems such awards to be appropriate. In February 1994, the Committee made cash awards to a total of 43 management personnel to recognize the contributions of such individuals on behalf of the Company during 1991-1993. The awards were made payable in installments during the first quarter of 1994, 1995 and 1996.

COMPENSATION OF THE COMPANY'S CHIEF EXECUTIVE OFFICER

     As previously noted, the base salaries of the Company's executive officers, including the Chief Executive Officer, do not exceed established salary ranges which are intended to reflect the ranges of base pay for positions of comparable responsibility in other companies in the steel industry. The specific amount of base salary is determined on the basis of performance, experience and other factors as may be considered appropriate.

     Mr. Aronson was elected President and Chief Executive Officer of the Company effective August 1, 1994. In connection with his election, Mr. Aronson's compensation was increased from $250,000 to $300,000. In discussing the proposed increase, the Committee reviewed the Company's compensation policy regarding the balance between base salary and bonus, the increases in Mr. Aronson's duties, functions and responsibilities, and his performance as the Company's Executive Vice President and Chief Operating Officer. It considered the data the Committee had reviewed in 1993 when the base salary of Mr. Bozzone, who then served as the Company's President and Chief Executive Officer, was increased from $310,000 to $360,000. This review indicated that Mr. Aronson's proposed base salary, as increased, would remain at or below the median of the base salaries of chief executive officers of companies reviewed by the Committee. It was further noted that, in accordance with the Company's compensation policy, a substantial portion of Mr. Aronson's compensation would depend on the performance of the Company.

     Short-term incentive compensation is generally provided to the Company's Chief Executive Officer through his participation in the Performance Management System Plan which is described on page 24. As previously noted, in the 1994 fiscal year, as a result of the 10-week strike called by the United Steelworkers on April 1, 1994, the Company did not achieve threshold earnings under the plan. Since it was determined at the beginning of 1994 that incentive awards would not be made if the threshold level of Company earnings established under the plan for 1994 was not achieved, no awards were paid under the Performance Management System Plan notwithstanding the strong individual performance of Mr. Aronson and the other members of the Company's management team.

     Long-term incentives are provided to Mr. Aronson through his participation in the Performance Share Plan, the Option Incentive Plan and the SARP. The LTIP amount in the Summary Compensation Table on page 15 represents the payment of awards under the Performance Share Plan that Mr. Aronson earned prior to the time he became the Company's Chief Executive Officer. In November 1994, awards were made under the Performance Share Plan to 43 managers of the Company, including Mr. Aronson, for the 1995-1996 award period which replaced the award for the 1994-1996 award period. The amount of the award, in the case of Mr. Aronson, was based on his position as the Company's Executive Vice President and Chief Operating Officer. See "Performance Share Plan" on page 20 for additional information about awards for the 1995-1996 award period.

     No awards were made to Mr. Aronson under the Option Incentive Plan during 1994.

     In 1994, Mr. Aronson elected to designate 11,868 shares of Common Stock as subject to the SARP. These shares had a market value, at the date of his election, that approximated his base salary as of the beginning of 1994. As a result of his election, he received an award of 5,934 restricted shares under the SARP. As previously noted, the restricted shares will vest five years after the date of grant on the terms and conditions set forth in the plan. In general, Mr. Aronson must continue to hold the shares he designated as subject to the SARP for this five year period. If he does not, the restricted shares he received under the plan will be forfeited.

     Early in 1994, Mr. Bozzone announced his intention to retire from his positions as President and Chief Executive Officer of the Company in 1994. No change was made in the amount of Mr. Bozzone's annual base salary, which had been increased to $360,000 in the 1993 fiscal year. As previously noted, the strike by members of the United Steelworkers of America which began on April 1, 1994 continued for ten weeks. For the months of April and May 1994, Mr. Bozzone elected to receive a base salary of $1 per month.

     Prior to his retirement, incentive compensation was provided to Mr. Bozzone principally through his participation in the Performance Management System Plan described on page 24. As previously noted, due to the strike, no awards were paid under the plan for the 1994 fiscal year notwithstanding Mr. Bozzone's strong individual performance during 1994.

     Mr. Bozzone became a shareholder of the Company before the Company became publicly owned and did not participate in the Company's Performance Share Plan, Option Incentive Plan or Stock Acquisition and Retention Plan in view of his already existing substantial interest in maximizing the value of the Company's Common Stock.

     The foregoing report has been furnished by the members of the Personnel and Compensation Committee:

Charles J. Queenan, Jr.                            C. Fred Fetterolf

Thomas Marshall                                    W. Craig McClelland

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee during fiscal year 1994 was an officer or employee of the Company. The Company retained the law firm of which Mr. Queenan is a member to perform services for the Company during fiscal years 1994 and 1995. Other than as indicated in the preceding sentence, no member of the Committee during fiscal year 1994 had a current or prior relationship to the Company, and no executive officer of the Company had a relationship to any other company, required to be described under the proxy rules relating to executive compensation.

                              CERTAIN TRANSACTIONS

     The Company's 1990 credit agreement with a group of banks, including PNC Bank, National Association ("PNB"), provides for unsecured borrowings of up to $100 million on a revolving credit basis. In May 1994, the Company entered into a second credit agreement with the same group of banks, including PNB, which provides for additional unsecured borrowings of up to $50 million. No borrowings were outstanding under the credit agreements during the 1994 fiscal year. PNB's proportionate amount of commitment fees during fiscal year 1994 was $75,324. James E. Rohr, a member of the Company's Board of Directors, is President of PNC Bank Corp., an affiliate of PNB, and President and Chief Executive Officer of PNB.

     The Company and subsidiaries of the Company have engaged in investment transactions with two limited partnership funds: Code, Hennessy and Simmons Limited Partnership ("Fund I"), and Code, Hennessy & Simmons II L. P. ("Fund II"). The objective of both funds is to seek maximum return by investing in leveraged buyouts of operating companies. Profits and losses of Fund I and of Fund II are allocated 80 percent to the limited partners and 20 percent to the general partner. The general partner of Fund I is CHS Management Limited Partnership ("CHS I"), and the general partner of Fund II is CHS Management II,
L. P. ("CHS II"). The general partners of CHS I and the shareholders of the general partner of CHS II are Andrew W. Code, Daniel J. Hennessy and Brian P. Simmons, each of whom has an equal interest in each of such firms. Brian P. Simmons is the son of Richard P. Simmons, Chairman of the Board of the Company.

     Investors made commitments to invest approximately $82.1 million in Fund I when it was formed in 1989, including $25 million invested or to be invested by a Companysubsidiary. Investors have made commitments to invest approximately $155 million in Fund II, which was formed in 1993, including $30 million invested or to be invested by the Company.

     At the end of the first quarter of 1994, the Company voluntarily contributed the limited partnership interest in Fund I to an irrevocable trust established for the purpose of partially funding the retiree medical benefit obligations the Company has to its employees represented by the United Steelworkers of America. Later in the 1994 fiscal year, the Company voluntarily contributed investments it had made in Fund II, in the amount of $5.625 million, to the irrevocable trust.

     A subsidiary of the Company continues to be the limited partner in CHS I and to receive 10 percent of CHS I's 20 percent share of Fund I's net profits and losses (i.e., 2 percent of Fund I's net profits and losses). The Company subsidiary that invested in CHS I has made a commitment to invest as a limited partner in CHS II, in exchange for which that subsidiary will receive five percent of CHS II's 20 percent of Fund II's profits and losses (i.e., one percent of Fund II's net profits and losses).

     CHS I and CHS II are responsible for managing the selection and structuring of their respective fund's investments. In 1994, CHS I received an annual management fee of 2.58% of Fund I's total capital commitments, and CHS II received an annual management fee of 1.75% of Fund II's total capital commitments. In each case, the management fees were offset by fees which the general partner charges to companies its fund acquires.

     During 1994, the Company subsidiary that invested in Fund I made no investments in Fund I. The Company's subsidiaries had invested a total of $22,290,000 in Fund I as of the date the investment was contributed to the irrevocable trust described above. The subsidiaries have received total cash distributions of $24,087,257 from the fund, all of which was received prior to fiscal year 1994.

     In addition to the investment by the Company, Richard P. Simmons, Chairman of the Board of the Company, Robert P. Bozzone, Vice Chairman of the Board of the Company, and a subsidiary of PNC Bank Corp. have invested or will invest $4,473,360, $1,250,000 and $5,000,000, respectively, in Fund I. In addition to the investment by the Company, Messrs. Simmons and Bozzone, and a subsidiary of PNC Bank Corp., directly or indirectly, have invested or will invest $5.2 million, $2.5 million and $7.5 million, respectively, in Fund II. James E. Rohr, President of PNC Bank Corp., is a member of the Company's Board of Directors.

     Pursuant to a written agreement with another subsidiary, the Company has agreed to furnish consulting services which the subsidiary in turn has agreed to furnish to CHS I. Under this agreement, no fee is to be paid for the services of Richard P. Simmons, who is primarily responsible for such consultations, or James L. Murdy, the Company's Senior Vice President-Finance and Chief Financial Officer, for up to one day per week each. A similar arrangement may be made with respect to CHS II. In 1993 and 1994, no substantial services were provided to CHS I which required the payment of compensation. Richard P. Simmons also serves as a member of Advisory Boards of Fund I and Fund II.

     The Company retained the law firm of Kirkpatrick & Lockhart to perform services for the Company during fiscal years 1994 and 1995. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is a member of that law firm. See "Compensation Committee Interlocks and Insider Participation."

     Pursuant to an agreement between Robert P. Bozzone, Vice Chairman, and the Company, dated August 1, 1994, Mr. Bozzone has agreed to serve as an independent consultant to the Company for compensation at an annual rate of $100,000 from August 1, 1994 through July 31, 1995 and thereafter from year to year until terminated by either party. During such period, Mr. Bozzone agrees to be available to the Company for consulting purposes for approximately 480 hours per year.

     Under the terms of the Stock Acquisition and Retention Plan, as approved by the shareholders of the Company, executive officers of the Company may deliver a promissory note, payable to the Company, as payment for the purchase price of the shares of Common Stock purchased under the Plan. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the note at a rate, as determined on the applicable purchase date, equal to the lesser of the average borrowing rate of the Company or the prime lending rate of PNB, but not lower than the minimum rate necessary to avoid imputed interest under the applicable federal income tax laws. During the 1994 fiscal year, Douglas A. Kittenbrink, Vice President-Engineering and Information Technology, and Robert S. Park, Vice President-Treasurer, delivered promissory notes to the Company to pay the purchase price of Common Stock purchased under the plan. The largest amount of such indebtedness outstanding during the 1994 fiscal year and the amount outstanding as of February 26, 1995 were $99,926 and $100,976 for Mr. Kittenbrink and $121,608 and $122,830 for Mr. Park.

                              FINANCIAL STATEMENTS

     Consolidated financial statements of the Company are included in its Annual Report to Shareholders for fiscal year 1994. ADDITIONAL COPIES OF THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE AND OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, WITHOUT EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY AT 1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479. Financial statements are also on file with the Securities and Exchange Commission, Washington, D.C., and the New York Stock Exchange.

                 1996 ANNUAL MEETING AND SHAREHOLDER PROPOSALS

     The 1996 Annual Meeting of Shareholders is tentatively scheduled for May 17, 1996. Proposals of shareholders intended to be presented at the 1995 Annual Meeting of Shareholders must be received no later than November 14, 1995 for inclusion in the Proxy Statement and proxy card for that meeting.

                                        By order of the Board of Directors

                                                       /s/ Jon D. Walton
                                                       JON D. WALTON
                                               Vice President-General Counsel
                                                       and Secretary

Dated: March 14, 1995

                          ALLEGHENY LUDLUM CORPORATION
                         PROXY FOR 1995 ANNUAL MEETING

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY LUDLUM CORPORATION

The undersigned hereby appoints Robert P. Bozzone, Jon D. Walton and Mary W. Snyder or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the undersigned is entitled to vote with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allegheny Ludlum Corporation on May 19, 1995, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in their discretion, upon such other matters as may properly come before such meeting.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS PROXY CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" ALL PROPOSALS.

                PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

(Continued from reverse side)
                          ALLEGHENY LUDLUM CORPORATION

The Board of Directors recommends a vote FOR:

A. ELECTION OF DIRECTORS.
 FOR all    WITHHELD
 nominees     from
 (except      all
    as      nominees
indicated)
  [_]          [_]

A. Election of Paul S. Brentlinger, Thomas Marshall, James L. Murdy and Charles
J. Queenan, Jr. as Class II directors.

(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:


__________________________________________________________________.)

B. SELECTION OF AUDITORS. Ratification of selection of Ernst & Young LLP as independent auditors.

  FOR  AGAINST  ABSTAIN
  [_]    [_]      [_]

               DATE:_____________________________________________________, 1995


                    ___________________________________________________________


                    ___________________________________________________________
                                   (Signature or Signatures)

               Please sign EXACTLY as your name appears at the left. When signing as a fiduciary or corporate officer, give full title. For joint accounts, please furnish both signatures.

 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD
                                  YOUR VOTES"
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                   [ALC Logo]

Dear Shareholder:

  Enclosed are materials relating to Allegheny Ludlum Corporation's 1995 Annual Meeting of Shareholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

  Your vote is important to us. Please complete, sign and promptly return the attached proxy card in the accompanying postage-paid envelope whether or not you expect to attend the meeting.

                             /s/ Jon D. Walton

                             Jon D. Walton
                             Vice President--General Counsel and Secretary

                          ALLEGHENY LUDLUM CORPORATION
                VOTING INSTRUCTION CARD FOR 1995 ANNUAL MEETING

           SAVINGS AND SECURITY PLAN OF THE TUBULAR PRODUCTS DIVISION

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY LUDLUM CORPORATION

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Shareholders of Allegheny Ludlum Corporation on May 19, 1995, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" ALL PROPOSALS.

                PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

(Continued from reverse side)
                          ALLEGHENY LUDLUM CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

A. ELECTION OF DIRECTORS.
 FOR all    WITHHELD
 nominees     from
 (except      all
    as      nominees
indicated)
  [_]         [_]

A. Election of Paul S. Brentlinger, Thomas Marshall, James L. Murdy and Charles
J. Queenan, Jr. as Class II directors.

(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:


__________________________________________________________________________.)

B. SELECTION OF AUDITORS. Ratification of selection of Ernst & Young LLP as independent auditors.

  FOR  AGAINST  ABSTAIN
  [_]    [_]      [_]

                DATE:___________________________________________________, 1995

                ______________________________________________________________
                                            (Signature)

                Please sign EXACTLY as your name appears at the left.


 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD
                                  YOUR VOTES"

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          ALLEGHENY LUDLUM CORPORATION

           SAVINGS AND SECURITY PLAN OF THE TUBULAR PRODUCTS DIVISION

                                                                  March 14, 1995

Dear Participant:

  Enclosed you will find a copy of the Allegheny Ludlum Corporation 1994 Annual Report, a Notice of the 1995 Annual Meeting of Shareholders and Proxy Statement, a voting instruction card (above), a postage-paid return envelope addressed to Mellon Bank, N.A., as Trustee of the above-named Plan, and a postage-paid ticket request card.

  As a participant in the Plan, you have the right to direct the Trustee as to the manner in which voting rights will be exercised at the meeting with respect to the full number of shares of Common Stock of the Company allocated to your Plan account and shown on the above voting instruction card. Your directions to the Trustee will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. The Trustee will vote shares for which no participant instructions are received in the same proportion as shares for which participant instructions have been received. The Trustee will also exercise its sole discretion in voting or not voting fractional shares.

  The enclosed Proxy Statement contains detailed information concerning voting at the Annual Meeting and the matters that will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to direct the Trustee how to vote your Plan shares.

  You must complete and sign the above voting instruction card, and it must be received by the Trustee by May 16, 1995 in order to have your shares under the Plan voted at the meeting.

  You will also receive proxy solicitation materials, including a proxy card, from the Company if you own shares of Common Stock that are not held by the Trustee under the Plan. In order to vote your non-Plan shares, you should complete and sign the proxy card and return it to the Company.

                             Very truly yours,

                             /s/ B.A. McGillivray
                             --------------------
                             B. A. McGillivray
                             Plan Administrator

                          ALLEGHENY LUDLUM CORPORATION
                VOTING INSTRUCTION CARD FOR 1995 ANNUAL MEETING

          SAVINGS AND SECURITY PLAN OF THE SPECIAL MATERIALS DIVISION

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY LUDLUM CORPORATION

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Shareholders of Allegheny Ludlum Corporation on May 19, 1995, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" ALL PROPOSALS.

                PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

(Continued from reverse side)
                          ALLEGHENY LUDLUM CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

A. ELECTION OF DIRECTORS.
 FOR all     WITHHELD
 nominees      from
 (except       all
    as       nominees
indicated)
   [_]         [_]

A. Election of Paul S. Brentlinger, Thomas Marshall, James L. Murdy and Charles
J. Queenan, Jr. as Class II directors.

(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:


___________________________________________________________________________.)

B. SELECTION OF AUDITORS. Ratification of selection of Ernst & Young LLP as independent auditors.

  FOR  AGAINST  ABSTAIN
  [_]    [_]      [_]

                DATE:____________________________________________________, 1995

                _______________________________________________________________
                                           (Signature)

                Please sign EXACTLY as your name appears at the left.



  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD
                                  YOUR VOTES"
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          ALLEGHENY LUDLUM CORPORATION

          SAVINGS AND SECURITY PLAN OF THE SPECIAL MATERIALS DIVISION

                                                                  March 14, 1995

Dear Participant:

  Enclosed you will find a copy of the Allegheny Ludlum Corporation 1994 Annual Report, a Notice of the 1995 Annual Meeting of Shareholders and Proxy Statement, a voting instruction card (above), a postage-paid return envelope addressed to Mellon Bank, N.A., as Trustee of the above-named Plan, and a postage-paid ticket request card.

  As a participant in the Plan, you have the right to direct the Trustee as to the manner in which voting rights will be exercised at the meeting with respect to the full number of shares of Common Stock of the Company allocated to your Plan account and shown on the above voting instruction card. Your directions to the Trustee will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. The Trustee will vote shares for which no participant instructions are received in the same proportion as shares for which participant instructions have been received. The Trustee will also exercise its sole discretion in voting or not voting fractional shares.

  The enclosed Proxy Statement contains detailed information concerning voting at the Annual Meeting and the matters that will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to direct the Trustee how to vote your Plan shares.

  You must complete and sign the above voting instruction card, and it must be received by the Trustee by May 16, 1995 in order to have your shares under the Plan voted at the meeting.

  You will also receive proxy solicitation materials, including a proxy card, from the Company if you own shares of Common Stock that are not held by the Trustee under the Plan. In order to vote your non-Plan shares, you should complete and sign the proxy card and return it to the Company.

                             Very truly yours,


                             /s/ B.A. McGillivray
                             --------------------
                             B. A. McGillivray
                             Plan Administrator

                          ALLEGHENY LUDLUM CORPORATION
                VOTING INSTRUCTION CARD FOR 1995 ANNUAL MEETING

                        PERSONAL RETIREMENT ACCOUNT PLAN

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY LUDLUM CORPORATION

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Shareholders of Allegheny Ludlum Corporation on May 19, 1995, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" ALL PROPOSALS.

                PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

(Continued from reverse side)
                          ALLEGHENY LUDLUM CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

A. ELECTION OF DIRECTORS.
 FOR all     WITHHELD
 nominees      from
 (except       all
    as       nominees
indicated)
   [_]         [_]

A. Election of Paul S. Brentlinger, Thomas Marshall, James L. Murdy and Charles
J. Queenan, Jr. as Class II directors.

(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:


____________________________________________________________________________.)

B. SELECTION OF AUDITORS. Ratification of selection of Ernst & Young LLP as independent auditors.

  FOR  AGAINST  ABSTAIN
  [_]    [_]      [_]

                DATE:____________________________________________________, 1995

                _______________________________________________________________
                                          (Signature)

                Please sign EXACTLY as your name appears at the left.


  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD
                                  YOUR VOTES"
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          ALLEGHENY LUDLUM CORPORATION

                        PERSONAL RETIREMENT ACCOUNT PLAN

                                                                  March 14, 1995

Dear Participant:

  Enclosed you will find a copy of the Allegheny Ludlum Corporation 1994 Annual Report, a Notice of the 1995 Annual Meeting of Shareholders and Proxy Statement, a voting instruction card (above), a postage-paid return envelope addressed to Mellon Bank, N.A., as Trustee of the above-named Plan, and a postage-paid ticket request card.

  As a participant in the Plan, you have the right to direct the Trustee as to the manner in which voting rights will be exercised at the meeting with respect to the full number of shares of Common Stock of the Company allocated to your Plan account and shown on the above voting instruction card. Your directions to the Trustee will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. The Trustee will vote shares for which no participant instructions are received in the same proportion as shares for which participant instructions have been received. The Trustee will also exercise its sole discretion in voting or not voting fractional shares.

  The enclosed Proxy Statement contains detailed information concerning voting at the Annual Meeting and the matters that will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to direct the Trustee how to vote your Plan shares.

  You must complete and sign the above voting instruction card, and it must be received by the Trustee by May 16, 1995 in order to have your shares under the Plan voted at the meeting.

  You will also receive proxy solicitation materials, including a proxy card, from the Company if you own shares of Common Stock that are not held by the Trustee under the Plan. In order to vote your non-Plan shares, you should complete and sign the proxy card and return it to the Company.

                             Very truly yours,
                             /s/ B.A. McGillivray
                             --------------------
                             B. A. McGillivray
                             Plan Administrator

                          ALLEGHENY LUDLUM CORPORATION
                VOTING INSTRUCTION CARD FOR 1995 ANNUAL MEETING

                            RETIREMENT SAVINGS PLAN

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLEGHENY LUDLUM CORPORATION

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Shareholders of Allegheny Ludlum Corporation on May 19, 1995, and any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THIS CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED "FOR" ALL PROPOSALS.


                PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

(Continued from reverse side)
                          ALLEGHENY LUDLUM CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

A. ELECTION OF DIRECTORS.
 FOR all     WITHHELD
 nominees      from
 (except       all
    as       nominees
indicated)
   [_]         [_]

A. Election of Paul S. Brentlinger, Thomas Marshall, James L. Murdy and Charles
J. Queenan, Jr. as Class II directors.

(To withhold authority to vote for any nominee(s), write the name(s) of the nominee(s) in the space that follows:


___________________________________________________________________________.)

B. SELECTION OF AUDITORS. Ratification of selection of Ernst & Young LLP as independent auditors.

  FOR  AGAINST  ABSTAIN
  [_]    [_]      [_]

                DATE:_____________________________________________________, 1995

                ________________________________________________________________
                                            (Signature)


                Please sign EXACTLY as your name appears at the left.


  "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD
                                  YOUR VOTES"
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                          ALLEGHENY LUDLUM CORPORATION

                            RETIREMENT SAVINGS PLAN

                                                                  March 14, 1995

Dear Participant:

  Enclosed you will find a copy of the Allegheny Ludlum Corporation 1994 Annual Report, a Notice of the 1995 Annual Meeting of Shareholders and Proxy Statement, a voting instruction card (above), a postage-paid return envelope addressed to Mellon Bank, N.A., as Trustee of the above-named Plan, and a postage-paid ticket request card.

  As a participant in the Plan, you have the right to direct the Trustee as to the manner in which voting rights will be exercised at the meeting with respect to the full number of shares of Common Stock of the Company allocated to your Plan account and shown on the above voting instruction card. Your directions to the Trustee will be held in complete confidence by the Trustee except as may be necessary to meet legal requirements. The Trustee will vote shares for which no participant instructions are received in the same proportion as shares for which participant instructions have been received. The Trustee will also exercise its sole discretion in voting or not voting fractional shares.

  The enclosed Proxy Statement contains detailed information concerning voting at the Annual Meeting and the matters that will be acted upon. You are encouraged to read the enclosed materials carefully and to exercise your right to direct the Trustee how to vote your Plan shares.

  You must complete and sign the above voting instruction card, and it must be received by the Trustee by May 16, 1995 in order to have your shares under the Plan voted at the meeting.

  You will also receive proxy solicitation materials, including a proxy card, from the Company if you own shares of Common Stock that are not held by the Trustee under the Plan. In order to vote your non-Plan shares, you should complete and sign the proxy card and return it to the Company.

                             Very truly yours,

                             /s/ B.A. McGillivray
                             --------------------
                             B. A. McGillivray
                             Plan Administrator